Exhibit 99.1

FOR IMMEDIATE RELEASE

First Potomac Realty Trust Shareholders

Approve Acquisition by Government Properties Income Trust

BETHESDA, Md., September 26, 2017 – First Potomac Realty Trust (NYSE:FPO) (“First Potomac” or the “Company”) today announced that, at a special meeting held earlier today, First Potomac shareholders voted to approve the previously announced acquisition of the Company by Government Properties Income Trust (Nasdaq: GOV). The final vote results will be reported on a Form 8-K filed with the Securities and Exchange Commission.

The transaction is expected to close in October, subject to customary closing conditions. Upon completion of the transaction, trading of the common shares of First Potomac on the New York Stock Exchange will cease, and each outstanding common share of First Potomac will be converted into the right to receive $11.15 in cash.

“We are pleased with the outcome of today’s vote and thank all First Potomac shareholders for their support,” said Robert Milkovich, Chief Executive Officer of First Potomac Realty Trust. “Given the complementary nature of our assets and businesses, we are confident that GOV is the ideal strategic acquirer of First Potomac. We look forward to completing the transaction and delivering compelling cash value to the Company’s shareholders.”

About First Potomac Realty Trust

First Potomac Realty Trust is a self-administered, self-managed real estate investment trust that focuses on owning, operating, developing and redeveloping office and business park properties in the greater Washington, D.C. region. FPO common shares (NYSE:FPO) are publicly traded on the New York Stock Exchange.

Forward-Looking Statements

The forward-looking statements contained in this press release, including statements regarding the proposed merger transaction and the timing of such transaction, are subject to various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements contained herein are based on reasonable assumptions, there can be no assurance that the Company’s expectations will be achieved. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or other similar expressions. Such statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results of the Company to differ materially from future results, performance or achievements projected or contemplated in the forward-looking statements. Certain factors include, among others, the satisfaction or waiver of other conditions in the merger agreement governing the merger with GOV (the “Merger Agreement”); the Company’s or GOV’s ability to consummate the proposed merger transaction; the outcome of any legal proceedings that may be instituted against the Company and others related to the Merger Agreement; the possibility that the anticipated benefits and synergies from the proposed transaction cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of the Company’s and GOV’s operations will be greater than expected; operating costs and business disruption may be greater than expected; the ability of the Company, GOV, or the combined company to retain and hire key personnel and maintain relationships with providers or other business partners pending the consummation of the transaction; changes in general or regional economic conditions; and the impact of legislative, regulatory and competitive changes and other risk factors detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 and described from time to time in the Company’s filings with the SEC.

The risks set forth above are not exhaustive. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. The Company does not intend to, and expressly disclaims any duty to, update or revise the forward-looking statements in this discussion to reflect changes in underlying assumptions or factors, new information, future events or otherwise, after the date hereof, except as may be required by law. In light of these risks and uncertainties, you should not rely upon these forward-looking statements after the date of this communication and should keep in mind that any forward-looking statement made in this discussion, or elsewhere, might not occur.

Contacts

Media:

Joele Frank, Wilkinson Brimmer Katcher

Jonathan Keehner / Andrew Siegel

212-355-4449

Investor:

First Potomac Realty Trust

Randy Haugh, 240-235-5573

Vice President, Finance

rhaugh@first-potomac.com